                                                                    Exhibit 23.2

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the consolidated financial statements of Hawk Corporation dated November 25, 1997, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-40535) and related Prospectus of Hawk Corporation for the registration of 000,000 shares of its common stock.

                                                      /s/ Ernst & Young LLP


Cleveland, Ohio
November 25, 1997

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the financial statements of Helco, Inc. dated July 26, 1994, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-40535) and related Prospectus of Hawk Corporation for the registration of 000,000 of its common stock.

                                                   /s/ Ernst & Young LLP

Cleveland, Ohio
November 25, 1997

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the financial statements of Sinterloy, Inc. dated August 22, 1997, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-40535) and related Prospectus of Hawk Corporation for the registration of 000,000 shares of its common stock.

                                                      /s/ Ernst & Young LLP

Cleveland, Ohio
November 25, 1997

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the consolidated financial statements of S.K. Wellman Limited Inc. and Subsidiaries dated September 26, 1996, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-40535) and related Prospectus of Hawk Corporation for the registration of 000,000 shares of its common stock.


                                                   /s/ Ernst & Young LLP

Cleveland, Ohio
November 25, 1997